LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:           MAY 1-31, 2003                                       PAYMENT DATE:    JUN 16 2003
DETERMINATION DATE:          JUN 10 2003                                          REPORT BRANCH:   2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                 TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%          18.20%         26.00%         27.20%          25.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00   45,500,000.00  65,000,000.00  68,000,000.00   64,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00   45,500,000.00  65,000,000.00  68,000,000.00   64,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                        1.2875%        1.4910%        2.0210%         2.7730%                       8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                   TOTAL        CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         237,413,366.13  33,290,965.15  65,000,000.00  68,000,000.00  64,000,000.00  230,290,965.15  7,122,400.98
Total Note Balance         237,574,898.23  33,290,965.15  65,000,000.00  68,000,000.00  64,000,000.00  230,290,965.15  7,283,933.08

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
   Closed Contracts                   256
Number of Reopened Loans                0
Number of Contracts - EOP          13,481
Total Pool Balance  -  EOP 230,424,749.13  26,512,006.66  65,000,000.00  68,000,000.00  64,000,000.00  223,512,006.66  6,912,742.47
Total Note Balance - EOP   230,683,479.48  26,512,006.66  65,000,000.00  68,000,000.00  64,000,000.00  223,512,006.66  7,171,472.82

Class Collateral Pool Factors  0.92273392     0.58268147     1.00000000     1.00000000     1.00000000                    0.95619638

Weighted Average APR of
   Remaining Portfolio           12.64169%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                       0.00042%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio        12.64127%
Weighted Average
   Remaining Term                   61.24
Weighted Average
   Original Term                    68.21

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                                         3,072,794.57
   Interest                                                          2,480,152.07
Early Payoffs:
   Principal Collected                                               3,261,830.63
   Early Payoff Excess Servicing Compensation                              124.63
   Early Payoff Principal Net of Rule of 78s Adj.                    3,261,706.00           218.00
   Interest                                                             33,972.55
Liquidated Receivable:
   Principal Collected                                                 113,657.31
   Liquidated Receivable Excess Servicing Compensation                       0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.             113,657.31               38
   Interest                                                               (133.36)
Cram Down Loss:
   Principal                                                                 0.00
Purchase Amount:
   Principal                                                                 0.00                0
   Interest                                                                  0.00
                              Total Principal                        6,448,157.88
                               Total Interest                        2,513,991.26
                             Total Principal and Interest            8,962,149.14
Recoveries                                                             242,277.17
Excess Servicing Compensation                                              124.63
Late Fees & Miscellaneous Fees                                          35,010.50
Collection Account Customer Cash                                     9,239,561.44
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                     5,952.37
Servicer Simple Interest Shortfall or (Excess)                         (39,234.07)
Simple Interest Excess to Spread Account                                     0.00
Available Funds                                                      9,206,279.74

------------------------------------------------------------------------------------------------------------------------------------

                                                                                      DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION                                                                             AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      9,206,279.74
Monthly Dealer Participation Fee                                            90.42     9,206,189.32              0.00
Prior Unpaid Dealer Participation Fee                                        0.00     9,206,189.32
Servicing Fees:
   Current Month Servicing Fee                                         435,257.84
   Prior Period Unpaid Servicing Fee                                         0.00
   Late Fees & Miscellaneous Fees                                       35,010.50
   Excess Servicing Compensation                                           124.63
       Total Servicing Fees:                                           470,392.97     8,735,796.35              0.00
Senior Strip:                                                           49,461.12     8,686,335.23              0.00
Certificate Insurer:                          Premium                   67,168.20     8,619,167.03              0.00
Indenture Trustee Fee                                                      692.93     8,618,474.10              0.00
Custodian Fee                                                            3,956.89     8,614,517.21              0.00
Backup Servicer Fee                                                      4,253.66     8,610,263.55              0.00
Prior Unpaid Certificate Insurer Premium                                     0.00     8,610,263.55              0.00
Prior Unpaid Indenture Trustee Fee                                           0.00     8,610,263.55              0.00
Prior Unpaid Custodian Fee                                                   0.00     8,610,263.55              0.00
Prior Unpaid Backup Servicing Fee                                            0.00     8,610,263.55              0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------

                                                                                      DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                   AMOUNT            DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:     Current Month                              38,099.66     8,572,163.89              0.00
                             Prior Carryover Shortfall                       0.00     8,572,163.89
Class A-2 Note Interest:     Current Month                              80,762.50     8,491,401.39              0.00
                             Prior Carryover Shortfall                       0.00     8,491,401.39
Class A-3 Note Interest:     Current Month                             114,523.33     8,376,878.06              0.00
                             Prior Carryover Shortfall                       0.00     8,376,878.06
Class A-4 Note Interest:     Current Month                             147,893.33     8,228,984.73              0.00
                             Prior Carryover Shortfall                       0.00     8,228,984.73
Class A-1 Note Principal:    Current Month                           6,778,958.49     1,450,026.24              0.00
                             Prior Carryover Shortfall                       0.00     1,450,026.24
Class A-2 Note Principal:    Current Month                                   0.00     1,450,026.24              0.00
                             Prior Carryover Shortfall                       0.00     1,450,026.24
Class A-3 Note Principal:    Current Month                                   0.00     1,450,026.24              0.00
                             Prior Carryover Shortfall                       0.00     1,450,026.24
Class A-4 Note Principal:    Current Month                                   0.00     1,450,026.24              0.00
                             Prior Carryover Shortfall                       0.00     1,450,026.24
Certificate Insurer:         Reimbursement Obligations                       0.00     1,450,026.24              0.00
Expenses:                    Trust Collateral Agent                          0.00     1,450,026.24              0.00
                             Indenture Trustee                               0.00     1,450,026.24              0.00
                             Custodian                                       0.00     1,450,026.24              0.00
                             Backup Servicer                                 0.00     1,450,026.24              0.00
Senior Strip Allocation                                                      0.00     1,450,026.24
Class B Note Interest:       Current Month                              51,594.53     1,447,892.83              0.00
                             Prior Carryover Shortfall                       0.00     1,447,892.83
Distribution to the Class B Reserve Account                             49,461.12     1,398,431.71
Distribution (from) the Class B Reserve Account                              0.00     1,398,431.71
Distribution to (from) the Spread Account                            1,398,431.71             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance                         654,116.43
   Liquidation Principal Proceeds                                      113,657.31
   Principal Loss                                                      540,459.12
   Prior Month Cumulative Principal Loss LTD                           254,729.87
   Cumulative Principal Loss LTD                                       795,188.99

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                                                                      % OF TOTAL POOL
DELINQUENCY STATUS:            # OF CONTRACTS        AMOUNT               BALANCE
Current                                10,581    184,925,365.69            80.25%
1-29 Days                               2,699     42,387,405.44            18.40%
30-59 Days                                113      1,617,445.22             0.70%
60-89 Days                                 56      1,009,253.85             0.44%
90-119 Days                                32        485,278.93             0.21%
120 Days or More                            0              0.00             0.00%
Total                                  13,481    230,424,749.13           100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                   Trigger           Trigger      Event of Default     Event of
                              Current Month       Threshold           Event          Threshold          Default

Average Delinquency Ratio        0.79660%           6.00%              NO              8.00%              NO
Cumulative Default Rate           0.61%             2.42%              NO              3.93%              NO
Cumulative Loss Rate              0.20%             1.21%              NO              1.82%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                        CERTIFICATE INVENTORY                                                     RECOVERY INVENTORY
                               # OF CONTRACTS         AMOUNT*                                          # OF CONTRACTS       AMOUNT*
       Prior Month Inventory               33        650,015.29                  Prior Month Inventory              3      71,036.04
                 Repurchased                0              0.00                            Repurchased              0           0.00
Adj. Prior Month Inventory                 33        650,015.29         Adjusted Prior Month Inventory              3      71,036.04
         Current Month Repos               46        912,609.36                    Current Month Repos             25     507,186.87
   Repos Actually Liquidated               24        479,101.28           Repos from Trust Liquidation              0           0.00
            Repos Liquidated                                                 Repos Actually Liquidated             22     440,388.93
              at 60+ or 150+                0              0.00
               Dealer Payoff                0              0.00                          Dealer Payoff              0           0.00
            Redeemed / Cured                1              0.00                       Redeemed / Cured              0           0.00
             Purchased Repos                0              0.00                        Purchased Repos              0           0.00
     Current Month Inventory               54      1,083,523.37                Current Month Inventory              6     137,833.98

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS          AMOUNT
Current Month Balance                      38        654,116.43
Cumulative Balance                         65      1,013,517.94
Current Month Proceeds                               113,523.95
Cumulative Proceeds                                  218,737.62
Current Month Recoveries                             242,277.17
Cumulative Recoveries                                299,516.26


                                                RECEIVABLES LIQUIDATED AT 150 OR
                                                MORE DAYS DELINQUENT, 60 OR MORE
                                                DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES
                                                SALE AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:

                                                    Balance           Units                        Balance            Units
Prior Month                                         21,530.32             1                            0.00              0.00
Current Trust Liquidation Balance                     (445.56)            0                         (445.56)             0.00
Current Monthly Principal Payments                       0.00
Reopened Loan Due to NSF                                 0.00             0
Current Repurchases                                      0.00             0
Current Recovery Sale Proceeds                           0.00             0
Deficiency Balance of Sold Vehicles                      0.00
EOP                                                 21,084.76             1                         (445.56)             0.00

SPREAD ACCOUNT RECONCILIATION
                                                              REQUISITE AMOUNT:   18,433,979.93
Total Deposit                                   11,125,000.00
BOP Balance                                     14,643,259.90
Remaining Distribution Amount                    1,398,431.71
Simple Interest Excess to Spread Account                    -
Investment Income                                   12,237.30
Current Month Draw                                          -
EOP Balance Prior to Distribution               16,053,928.91

Current Spread Account Release Amount                       -

EOP Balance                                     16,053,928.91

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                   SPECIFIED CLASS
                                                                         B RESERVE
                                                                          BALANCE:    2,016,216.55
Total Deposit                                      2,187,500.00
BOP Balance                                        2,077,366.95
Excess Due Class B Reserve
   From Spread Account                                     0.00
Senior Strip                                          49,461.12
Investment Income                                      1,848.74
Current Month Draw                                            -
EOP Balance Prior to Distribution                  2,128,676.81

Class B Reserve Account Release Amount               112,460.26

EOP Balance                                        2,016,216.55

   Class B Principal Payment Amount                  112,460.26

   Distribution to Certificateholder                       0.00


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------------
          UP TO MONTH         TRIGGER EVENT   EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT    EVENT OF DEFAULT
               3                  1.21%             1.82%               3              2.42%             3.93%
               6                  2.42%             3.33%               6              4.84%             6.05%
               9                  3.03%             4.24%               9              5.75%             7.15%
              12                  4.84%             6.05%              12              9.08%            10.45%
              15                  5.50%             6.88%              15              10.45%           12.65%
              18                  6.60%             8.25%              18              13.20%           15.13%
              21                  7.70%             9.63%              21              14.30%           17.60%
              24                  8.53%            10.45%              24              15.68%           19.25%
              27                  9.08%            11.28%              27              16.50%           20.63%
              30                  9.90%            12.10%              30              18.15%           22.00%
              33                  10.45%           12.93%              33              19.25%           23.65%
              36                  11.00%           13.48%              36              20.08%           24.75%
              39                  11.28%           13.75%              39              20.63%           25.30%
              42                  11.55%           14.30%              42              21.45%           26.13%
              45                  11.55%           14.30%              45              22.00%           26.13%
              48                  11.55%           14.30%              48              22.00%           26.13%
              51                  11.55%           14.30%              51              22.00%           26.13%
              54                  11.55%           14.30%              54              22.00%           26.13%
              57                  11.55%           14.30%              57              22.00%           26.13%
              60                  11.55%           14.30%              60              22.00%           26.13%
              63                  11.55%           14.30%              63              22.00%           26.13%
              66                  11.55%           14.30%              66              22.00%           26.13%
              69                  11.55%           14.30%              69              22.00%           26.13%
              72                  11.55%           14.30%              72              22.00%           26.13%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
----------------------------------------------------------------------------------
          UP TO MONTH                           TRIGGER EVENT   EVENT OF DEFAULT
                12                                  6.00%             8.00%
                24                                  7.00%             9.00%
                72                                  8.00%            10.00%
----------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of May 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
-----------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller